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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Innovative Micro Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Innovative Micro Technology, Inc.
75 Robin Hill Road
Goleta, California 93117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        To the Stockholders of Innovative Micro Technology, Inc.:

        The Annual Meeting of Stockholders of Innovative Micro Technology, Inc. (the "Company") will be held at the Company's facility at 75 Robin Hill Road, Goleta, California, 93117, on Friday, February 27, 2004 at 1:00 p.m., local time, for the following purposes:

          1.     To elect three Class I directors of the Company to serve until the 2007 annual meeting and until their successors have been elected and qualified;

          2.     To consider and act upon a proposal to amend the Company's 2001 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,250,000 to 3,000,000;

          3.     To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending October 2, 2004; and

          4.     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

        Pursuant to the provisions of the Company's bylaws, the Board of Directors has fixed the close of business on January 23, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

        Financial information concerning the Company is contained in the Annual Report for the fiscal year ended September 27, 2003, which accompanies this Notice of Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting in person. If you are unable to attend, please fill in and sign the enclosed Proxy and return it in the enclosed self-addressed, stamped envelope. If you later find that you can be present, you may, if you wish, vote in person, or you may revoke your proxy or file a new proxy bearing a later date with the Secretary at any time before the voting.

                      Dr. John S. Foster
                      Chairman and Chief Executive Officer

Goleta, California
January 9, 2004

Innovative Micro Technology, Inc.
75 Robin Hill Road
Goleta, California 93117

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

        The enclosed Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Innovative Micro Technology, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held February 27, 2004, at the Company's facility at 75 Robin Hill Road, Goleta, California, 93117, at 1:00 p.m., local time, and at any adjournments or postponement of the Annual Meeting. The Company's principal offices are located at 75 Robin Hill Road, Goleta, California, 93117, and its telephone number is (805)—681-2800.

        A Proxy may be revoked by the person giving it at any time before it is exercised, either by giving another proxy bearing a later date or by notifying the Secretary of the Company in writing of the revocation. The giving of the Proxy will not affect your right to vote in person if you later find it convenient to attend the meeting.

        If a proxy is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the Stockholder's instructions indicated on the proxy card. If no instructions are indicated on the Proxy, the Proxy will be voted "FOR" the election of the Board of Directors' nominees, "FOR" the approval of the amendment to the Company's 2001 Stock Incentive Plan, "FOR" the ratification of the appointment of BDO Seidman as the company's independent auditors, and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Annual Meeting or any continuations, adjournments or postponements of the Annual Meeting.

        John S. Foster and Peter T. Altavilla, the designated proxyholders (the "Proxyholders"), are members of the Company's management.

        The Company will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the Proxy, and any additional material that may be furnished to stockholders by the Company.

        This Proxy Statement and the Proxy are being mailed to stockholders on or about January 23, 2004.

        Solicitation may be made by mail, personal interview, telephone, and telegraph by officers and regular employees of the Company. The Company does not expect to pay any commission or remuneration to any person for solicitation of proxies, but may reimburse employees for expenses. The cost of soliciting proxies for the Annual Meeting is estimated at $10,000.

        The close of business on January 23, 2004, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Stockholders"). The outstanding voting securities of the Company at January 23, 2004 consisted of 6,937,611 shares of $.0001 par value common stock. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

        In voting for the election of Directors, Stockholders do not have the right to cumulate their votes.

        Directors are elected by a plurality of the votes cast in the election. The Company's bylaws divide the Board of Directors into three classes, designated Class I, Class II and Class III, with each class to be elected for a three-year term on a staggered basis. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

Transaction of Other Business

        The Company has the discretion to exclude from the Proxy Statement for its annual meeting any stockholder proposal that was not submitted within a reasonable time before the printing of his proxy statement, which was determined by the Company to be January 19, 2004 and announced in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 27, 2003. As of the date of this Proxy Statement, no stockholder proposals for the Annual Meeting have been received, and management is not aware of any other matters to be presented for motion at the Annual Meeting.

        Recently, the SEC amended its rule governing a company's ability to use discretionary proxy authority with respect to voting on stockholder proposals that have not been submitted by the stockholder in time to be included in the Proxy Statement. As a result of that rule change, if a stockholder proposal is not submitted to the Company on or before January 19, 2004, the Proxies solicited by the Board of Directors for the Annual Meeting will confer on the holders of the Proxy the authority to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

        As of the mailing date of this Proxy Statement, management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Three Class I directors are to be elected to the Company's Board of Directors at the Annual Meeting. These directors will hold office for a three-year term. The Board of Directors has nominated Mr. Daniel E. Armel, Mr. Scott Avila and Dr. William Howard. The Company expects that these nominees will be available for election, but if either of them is not a candidate at the time the election occurs, it is intended that your Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

        No Proxies are sought with respect to the election of the presently serving Class II directors (Dr. John S. Foster and Dr. Malcolm Currie) or the Class III directors (Dr. Calvin Quate and Dr. Jill Wittels), as the terms of these directors do not expire until the annual meetings of stockholders to be held in 2005 and 2006, respectively.

        The Board of Directors recommends that you vote FOR the election of Mr. Armel, Mr. Avila and Dr. Howard as the Class I Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains certain information regarding beneficial ownership of the Company's common stock as of January 23, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company's directors, (iii) the Chief Executive Officer and the Company's other most highly compensated executive officer (the two officers shall be referred to as the "Named Executive Officers"), and (iv) all directors and executive officers as a group. The information provided regarding beneficial ownership of the principal stockholders is based on publicly available filings and, in the absence of such filings, on the shares held of record by such persons.

Name	Number of Shares Beneficially Owned		Percent of Class
Principal Stockholders:
L-3 Communications Corporation 600 Third Avenue New York, NY 10016	1,569,500		22.6
Malayan Banking Berhad 40th Floor, Menara Maybank 100 Jalan Tun Perak 50050 Kula Lumpur West Malaysia	798,477		11.5
RHB Bank Berhad Tower Two & Three, RHB Centre Jalan Tun Razak 50400 Kuala Lumpur, Malaysia	726,101		10.5
AMM-Gordon & Rees 8th Floor Wisma KPMG Jalan Dungan Damansara Heights 50490 Kuala Lumpur, Malaysia	663,470		9.6
Southern Bank Berhad Level 3 Menara Southern Bank 83 Medan Setia 1 Plaza Damansara Bukit Damansara 50772 Kuala Lumpur, Malaysia	369,304		5.3
Non-Employee Directors:
Daniel E. Armel	23,750	(1)	*
Scott Avila	23,750	(1)	*
Dr. Malcolm Currie	23,750	(1)	*
Dr. William Howard	23,750	(1)	*
Dr. Calvin Quate	23,750	(1)	*
Dr. Jill Wittels	10,000	(2)	*
Executive Officers:
Dr. John S. Foster	308,175	(3)	4.4
Peter T. Altavilla	205,811	(4)	3.0
All Directors and Named Executive Officers as a Group (8 persons)	642,736	(5)	9.3

(1)
Includes, as to each of Messrs. Armel and Avila and Drs. Currie, Howard and Quate, options, exercisable within 60 days of the Record Date, to purchase 13,750 shares of common stock under the 2001 Stock Incentive Plan.

(2)
Includes options, exercisable within 60 days of the Record Date, to purchase 10,000 shares of common stock under the 2001 Stock Incentive Plan.

(3)
Includes 126,077 restricted shares granted to Dr. Foster, which are fully vested. (4) Includes 84,051 restricted shares granted to Mr. Altavilla, which are fully vested. (5) Includes options to purchase 68,750 shares exercisable within 60 days.

(4)
Includes 84,051 restricted shares granted to Mr. Altavilla, which are fully vested.

(5)
Includes options to purchase 68,750 shares exercisable within 60 days.

IDENTIFICATION OF BOARD OF DIRECTORS

        The Company's bylaws divide the Board of Directors into three classes, designated Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. The bylaws permit the Board of Directors to fix the number of its members as long as there are not less than five directors and no more than nine directors. At present, the Board of Directors consists of seven members. Three members serve as Class I directors, two members serve as Class II directors, and two members serve as Class III directors. Messrs. Armel, Avila and Howard presently serve as the Company's Class I directors, and they are subject to re-election at this Annual Meeting, to serve until the Annual Meeting to be held in 2007 and until their successors are duly elected and qualified. Drs. Foster and Currie presently serve as Class II directors, and are subject to re-election at the Annual Meeting to be held in 2005. Dr. Quate and Wittels serve as the Class III directors, and are subject to re-election at the Annual Meeting to be held in the year 2006. Information regarding the business experience of each nominee and director is provided below. There are no family relationships among the executive officers and directors of the Company.

        Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the election of the nominees named below, all of whom are now members of the Board. It is not anticipated that any of the nominees will decline or be unable to serve as a director. If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated by the present Board of Directors to fill the vacancy. Each of the directors nominated was originally appointed pursuant to an order of the U.S. Bankruptcy Court in connection with the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, which became effective on November 16, 2001.

        The following table sets forth certain information concerning each director:

Directors nominated for re-election at the Annual Meeting

Name	Age	Director Since	Position or Office
Daniel E. Armel	59	2001	Director, Audit Committee Chairman
Scott Avila	43	2001	Director
Dr. William Howard	62	2001	Director

        Daniel Armel is the current Chairman of Baymark Strategies, a financial advisory and turnaround firm, and has over 25 years of experience in corporate restructuring. He has served as a banker at Morgan Guaranty Trust Company of New York, an institutional investment manager, and was a partner at the accounting firm of Coopers & Lybrand. He serves on the boards of a number of privately held companies.

        Scott Avila is a managing partner of Corporate Revitalization Partners, LLC a consulting firm specializing in restructurings. Mr. Avila specializes in developing and implementing corporate restructuring plans and providing interim management to operationally and financially distressed organizations.

        Dr. William Howard is an independent consulting engineer with clients in the microelectronics and technology-based business planning areas. He was Senior Vice President of Research and Development at Motorola, Inc. from 1983 to 1987. He is a director of Ramtron International Corporation, a maker of non-volatile high density memory chips, BEI Technologies, Inc., a maker of control equipment for advanced machinery and automated systems, Xlinix, Inc., a maker of programmable Logic devices, and Credence System Co., a maker of production test systems for the semi-conductor industry. He serves on the compensation committees for Ramtron International Corporation and Xlinix, Inc. He serves on the Audit Committee for BEI Technologies, Inc. Motorola, Inc., Ramtron International Corporation, and BEI Technologies, Inc. are all public companies.

Directors continuing in office:

Name	Age	Director Since	Position or Office
Dr John S. Foster	45	2001	Chairman and Chief Executive Officer
Dr. Malcolm Currie	76	2001	Director, Compensation Committee Chairman
Dr. Calvin Quate	80	2001	Director
Dr. Jill Wittels	54	2002	Director

        Dr. Foster became an employee in 1993. He has served in a number of management positions for the Company, including Managing Director of Operations in Penang, Malaysia and Vice President of Worldwide Operations. Dr. Foster was appointed Chief Executive Officer on November 16, 2001. Dr. Foster has over 16 years of experience in technology and operations management. Election for this board position will be in February 2005. Dr. Foster was an executive officer of the Company's predecessor, Applied Magnetics Corporation, when it filed for bankruptcy protection on January 7, 2000.

        Dr. Currie became a director on November 16, 2001. He is Chairman and CEO of Currie Technologies Inc., a manufacturer of electric transportation vehicles. He currently serves on the Boards of the following public companies: LSI Logic Corporation, where he is chairman of the Audit Committee; Inamed Corporation, where he holds the position of Chairman of the Audit Committee; Enova Systems, Inc.; and Regal One Corporation. He serves on the Compensation Committee of LSI Logic Corporation and Enova Systems, Inc. He has also served as chairman of Constellation Communications, Chairman and CEO of Hughes Electronics Corporation, President of Hughes Missile Systems Co. and President of Delco Electronics Corporation. He serves on the Board of Trustees for the University of Southern California, where he previously served as Chairman. Election for this board position will be in February 2006.

        Dr. Calvin Quate became a director on November 16, 2001. He is a professor of Applied Physics and Electrical Engineering at Stanford University. He is a member of the Scientific Advisory Board at Zyomyx, Inc., a developer of protein biochips, and at Affymetrix, a developer of the Genechip (a microarray DNA analysis). In 1995 he received the Scientist of the Year award from R&D Magazine, and in 1992 he received the National Medal of Science. Election for this board position will be in February 2005.

        Dr. Jill Wittels became a director on October 31, 2002. For the past three years she has held the position of Corporate Vice President of Business Development for L-3 Communications Corporation, which is a public company. From 1997 through 2000 she was the Vice President and General Manager of Infrared Imaging Systems, Inc., a division of BAE Systems, formerly Lockheed Martin. She has 25 years of experience in business and technology management in the defense electronics industry. Election for this board position will be in February 2006.

        During the past five years no director has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

Vote Required

        The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect.

Committees of the Board of Directors and Attendance at Meetings

        The Board of Directors has an Audit Committee, whose members in fiscal 2003 were Messrs. Armel and Avila. The Board of Directors also has a Compensation Committee whose members in fiscal 2003 were Messrs. Currie and Howard.

        The Audit Committee makes recommendations regarding the selection of independent public accountants, reviews reports from its independent public accountants and reviews with them the scope and results of the audit engagement. During fiscal year 2003, there were five meetings of the Audit Committee.

        The Compensation Committee reviews and makes recommendations to the Board concerning the Company's executive compensation policy, authorizes and approves the grant of options and awards to executive officers and key employees under the Company's stock option and long-term incentive plans. See "Report of Compensation Committee." During fiscal year 2003, the Compensation Committee met on two occasions.

        The Board of Directors does not have a nominating committee or any other committee which performs a similar function.

        During fiscal year 2003, the Board met five times. Each director attended more than 75% of the Board meetings and meetings of any committees on which he or she served during the year.

IDENTIFICATION OF EXECUTIVE OFFICERS

John S. Foster, Chief Executive Officer

        See discussion of Dr. Foster's business experience above.

Peter T. Altavilla, Chief Financial Officer, Controller and Secretary

        Peter T. Altavilla has been employed by the Company since 1987. He served as Assistant Controller until August 1, 1994, when he was elected to the position of Corporate Controller. Mr. Altavilla was elected Secretary on February 9, 1996. He was elected to the position of Chief Financial Officer of the Company on November 16, 2001. Mr. Altavilla was an executive officer of the Company's predecessor, Applied Magnetics Corporation, when it filed for bankruptcy protection on January 7, 2000.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table shows, as to the Chief Executive Officer and the one other most highly compensated executive officer whose salary plus bonus exceeded $100,000, information concerning compensation paid for services to the Company in all capacities during the fiscal year ended September 27, 2003, as well as the total compensation paid to each such individual in each of the Company's previous two fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).

		Annual Compensation			Long term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock Awards ($)	Securities Underlying Options (#)(3)	LTIP Payouts ($)(2)	All Other Compensation ($)
Dr. John S. Foster Chief Executive Officer	2003 2002 2001	265,000 265,000 265,000	0 0 0	0 0 0	0 126,077 0	40,000 253,421 0	0 0 0	0 0 0
Peter T. Altavilla Chief Financial Officer	2003 2002 2001	158,558 135,000 135,000	0 0 0	0 0 0	0 84,061 0	27,751 168,947 0	0 0 0	0 0 0

(1)
The value of perquisites, if any, fell below $50,000 or 10% of reported base salary and bonus for each executive.

(2)
The restricted stock awards were issued under the 2001 Plan and are subject to restrictions under the 2001 Plan that, among other things, prohibit the sale or transfer of the common stock. The awards vest over two years from the date of grant. An aggregate of 126,077 shares of common stock were awarded in fiscal 2002 to Mr. Foster, valued at $630,385, and are subject to restrictions under the terms of the 2001 Plan. The awards vest over two years from the date of grant. An aggregate of 84,051 shares of common stock were awarded in fiscal 2002 to Mr. Altavilla, valued at $420,255, and are subject to restrictions under the terms of the 2001 Plan.

(3)
Includes all stock options granted during the year. No stock appreciation rights (SARs) were granted and no stock options were granted in tandem with any SARs

OPTIONS GRANTS IN FISCAL 2003

        The following table sets forth the stock options granted to the named executive officers under the Company's stock option plans, during the fiscal year ended September 27, 2003 and hypothetical gains for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price of 5% and 10%, less the exercise price, from the date the option was granted to the end of the option term. Actual gains, if any, on option exercise are dependent on the future appreciation in value of the Company's common stock which appreciation, if any, would benefit the Company's stockholders as well as persons to whom options have been granted.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year
Name			Exercise Price ($/Sh)
				Expiration Date	5%($)	10%($)
Dr. John S. Foster	40,000	9.7	5.35	October 28, 2012	134,583	341,061
Peter T. Altavilla	27,751	6.7	5.35	October 28, 2012	93,371	236,620

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

        The following table sets forth information regarding stock options outstanding at September 27, 2003 for the named executive officers. No options were exercised by the following individuals during 2003.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (# exercisable/unexercisable)(2)	Value of Unexercised In-The Money Options at Fiscal Year-End ($ exercisable/unexercisable)(1)
John S. Foster	0	0	168,778/124,643	59,072/29,625
Peter T. Altavilla	0	0	112,519/84,179	39,382/19,750

(1)
Assumes a market value of $5.35 per share on September 27, 2003. The Company does not have a market for its stock at this time, but the Board determined the fair market value of the common stock to be $5.35 per share.

(2)
Includes 84,389 options exercisable within 60 days of September 27, 2003 for John S. Foster and 56,259 for Peter T. Altavilla.

Compensation of Directors

        The Company pays to each director who is not employed by the Company an annual retainer of $15,000 and $1,250 for each meeting of the Board of Directors they attend. Directors who serve on committees of the Board of Directors are entitled to be paid $1,250 for attendance at meetings of such committees if they occur on days other than on a regularly scheduled board meeting day. Directors are also reimbursed for all expenses incurred by them in their capacity as a director of the Company. Directors are not compensated for meetings held by teleconference. The Board of Directors may modify such compensation in the future. In addition, each director not employed by the Company, upon joining the Board of Directors, receives an option to purchase 20,000 shares of the common stock of the Company and, thereafter, an option to purchase 7,500 shares of common stock on the date of each annual meeting at which such person is reelected to serve as a director. Such options will have an exercise price equal to the fair market value of such shares on the date of grant, become exercisable in two equal annual installments commencing on the first anniversary of the grant thereof, and expire on the tenth anniversary of the date of grant.

Certain Relationships and Related Transactions

        L-3 Communications Corp. ("L-3"), a principal stockholder of the Company, is also a customer of the Company's development services. In fiscal year 2003, sales to L-3 accounted for approximately 9.3% of the Company's total revenue. For fiscal year 2003, L-3 accounted for approximately $0.5 million of the Company's billings in excess of costs on development projects, which includes capitalized costs of $3.0 million.

Employment Agreements

        The Company has entered into severance agreements with certain executive officers and key employees of the Company, including both of the named executive officers shown in the Summary Compensation Table. These agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements provide that covered executive officers and key employees could be entitled to certain severance benefits following a change in control of the Company. If, following a change in control, the executive officer or key employee is terminated by the

Company for any reason, other than for disability or for cause, or if such executive officer or key employee terminates his or her employment for good reason (as this term is defined in the agreements), then the executive officer or key employee is entitled to a severance payment that will be the executive's or key employee's base amount for a period of twelve months, as defined in the agreements. The severance payment generally is made in the form of a lump sum.

        "Base amount" means the sum of (a) the executive officer's or key employee's then monthly base salary; (b) the executive's or key employee's then monthly car allowance, if any, and (c) one-twelfth of an amount equal to any bonus the executive officer or key employee received or was entitled to receive for the fiscal year immediately preceding a change in control.

        If a change in control occurs, the agreements are effective for a period of three years thereafter. Under the severance agreements, a change in control would include any of the following events: (1) any "person," as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of the Company's voting securities; (2) a majority of the Company's directors are replaced during a two-year period; or (3) stockholders approve certain mergers, or a liquidation, or sale of the Company's assets.

        Dr. Foster, Mr. Altavilla and the directors of the Company are parties to indemnification agreements with the Company. These agreements provide, among other things, that the Company shall (1) indemnify them against certain liabilities that may arise by reason of their status as executive officers provided they acted in good faith and in a manner reasonably believed to be in the best interests of the Company and, with respect to any criminal action, had no cause to believe their conduct was unlawful, (2) to advance the expenses actually and reasonably incurred as a result of any proceeding against them by third parties or by or in right of the Company, where the indemnitee acted in good faith in a manner the indemnitee believed to be in the best interest of the Company (subject to repayment if it is determined that the indemnitee is not entitled to indemnification); and (3) to make a good faith attempt to obtain directors' and officers' insurance. There is no action or proceeding pending or, to the knowledge of the Company, threatened which may result in a claim for indemnification by any director, officer, employee or agent of the Company.

REPORT OF THE AUDIT COMMITTEE

        The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Audit Committee of the Board of Directors is established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently composed of two directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in the Company's Annual Report on Form 10-KSB for the year ended September 27, 2003.

        The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

        The Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2003 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has recommended the selection of BDO Seidman, LLP, independent certified public accountants, as auditors for the Company for the fiscal year ending October 2, 2004. The Board of Directors has acted on that recommendation and is presenting the selection of BDO Seidman, LLP to the Stockholders for ratification at the Annual Meeting.

        The Audit Committee considered whether the fees paid the auditors for non-audit services were compatible with maintaining the auditors' independence, and concluded that they were. These fees are listed below under the caption "Independent Public Accountants."

                      Members of the Audit Committee

                      Mr. Daniel E. Armel
                      Mr. Scott Avila

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2003, the Compensation Committee consisted of Messrs. Currie and Howard. Mr. Currie and Mr. Howard have never been officers or employees of the Company, nor have they been parties to transactions with the Company.

REPORT OF COMPENSATION COMMITTEE

        The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of the two independent, non-employee directors named below. See the description of the Compensation Committee above.

Compensation Policies

        Policies governing the compensation of the Company's executives are established and monitored by the Compensation Committee. All decisions relating to the compensation of the Company's executives during fiscal 2003 were made by the Compensation Committee.

        In administering its compensation program, the Compensation Committee follows the belief that compensation should reflect the value created for stockholders while supporting the Company's strategic goals. In doing so, the compensation programs reflect the following themes:

  •
  The Company's compensation programs should be effective in attracting, motivating and retaining key executives

  •
  There should be a correlation among the compensation awarded to an executive, the performance of the Company as a whole, and the executive's individual performance

  •
  The Company's compensation programs should provide the executives with a financial interest in the Company similar to the interests of the Company's stockholders

  •
  The Company's compensation program should strike an appropriate balance between short and long term performance objectives

Elements of Compensation Programs

        At least annually, the Committee reviews the Company's executive officer compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The three basic components of the program, each of which is intended to serve the overall compensation philosophy, are as follows:

        Base Salary.    Base salary levels are, in part, established through comparisons with companies of similar size engaged in the same or similar business as that of the Company. Actual salaries are based on individual performance of the executive officer within the salary range reflecting job evaluation and market comparisons. Base salary levels for executive officers are reviewed annually and established within a range deemed by the Committee to be reasonable and competitive. The Committee recommended an increase in base salary for Mr. Altavilla in fiscal 2003.

        Annual Incentives.    The Company's executive officers are eligible to participate in the annual incentive compensation program whose awards are based on the attainment of certain operating and individual goals. The objective of this program is to provide competitive levels of compensation in return for the attainment of certain financial objectives that the Committee believes are primary factors in the enhancement of shareholder value. In particular, the program seeks to focus the attention of executive officers towards earnings growth. Bonuses for executive officers of the Company under this program are intended to be consistent with targeted awards of companies of similar size and engaged in the same or similar business as that of the Company. Actual awards are subject to adjustment up or down, at the discretion of the Committee, based on The Company's overall performance. The Compensation Committee did not award bonuses for fiscal 2003.

        Long-term Incentives.    As an important element in retaining and motivating the Company's senior management the Committee believes that those persons who have substantial responsibility for the management and growth of the Company should be provided with an opportunity to increase their ownership of the Company stock. Therefore, executive officers and certain other key employees are eligible to receive stock options from time to time, giving them the right to purchase shares of common stock of the Company at a specified price in the future. The number of stock options granted to executive officers is based on various factors, including the respective scope of accountability, strategic and operational goals and anticipated performance and contributions of the individual executive. Each non-employee director receives annually, on a prescribed date, options to purchase 7,500 shares of common stock at an exercise price equal to the closing price of the Company's common stock on the date of grant as determined by the Board of Directors. Non-employee directors constitute a committee of disinterested directors to administer the granting of all other options under the Company's stock option plans.

Chief Executive Officer's Compensation

        Mr. Foster's compensation is determined pursuant to the principles noted above. The Committee, in considering his compensation for fiscal 2003, reviewed his existing compensation arrangements, comparable compensation for chief executive officers of other companies and the performance of both Mr. Foster and the Company. Mr. Foster is paid a base compensation of $265,000. The Committee made the following determinations regarding Mr. Foster's compensation:

        During fiscal 2003, the Compensation Committee recommended, and the Board of Directors approved, the grant of an option to Mr. Foster allowing him to purchase 40,000 shares of the Company's common stock at $5.35 per share (exercise price is the fair market value of the common stock on the date of grant). The options vest ratably over three years. Based upon the Company's fiscal 2003 performance, the Company did not increase Mr. Foster's base salary.

        Policy With Respect To Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") places a limit of $1,000,000 on the amount of compensation that may be deducted by The Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for qualified "performance-based compensation" the material terms of which are disclosed to and approved by stockholders. At the present time, the Company's highest paid executive officer receives compensation below the $1,000,000 pay limit. The Company believes that the compensation payable to the highest paid executive officer will most likely not be affected by the regulation in fiscal year 2004. While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

                      Members of the Compensation Committee

                      Dr. Malcolm Currie
                      Dr. William Howard

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") certain reports on prescribed forms regarding ownership of and transactions in the Company's securities. Such officers, directors and ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on its review of the copies of such forms received by it and written representations from reporting persons, the Company has determined that all Section 16 reporting requirements applicable to its directors and other executive officers were complied with for fiscal year 2003. The Commission has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis. To the knowledge of the Company, based solely on a review of the copies of such reports received or written representations from the reporting persons, the Company believes that during the 2003 fiscal year the directors, executive officers and persons who own more than 10% of the Company's common stock complied with all Section 16(a) filing requirements, with the exception of John S. Foster, Peter T. Altavilla, Daniel E. Armel, Scott Avila, Malcolm Currie, William Howard and Calvin Quate, who did not timely file reports on Form 4 after the grant of stock options.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has recommended the selection of BDO Seidman, independent certified public accountants, as auditors for the Company for the fiscal year ending October 2, 2004. The Board of Directors has acted on that recommendation and is presenting the selection of BDO Seidman, LLP to the Stockholders for ratification at the Annual Meeting.

        Representatives of BDO Seidman, LLP, independent public auditors for the Company for the 2003 fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB for the most recent fiscal year totaled $139,257.

        All Other Fees.    The Company paid no fees to BDO Seidman, LLP for tax-related services.

        Financial Information Systems Design and Implementation Fees.    The Company paid no fees to BDO Seidman, LLP for professional services rendered in the design and implementation of financial information systems.

        The Audit Committee, in reliance on statements by management and the independent auditors, has determined that the provision of the non-audit services described above is compatible with maintaining the independence of BDO Seidman, LLP.

PROPOSAL NO. 2

APPROVAL TO AMEND THE COMPANY'S 2001 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 2,250,000 to 3,000,000

        The Board of Directors has unanimously adopted a resolution, subject to stockholder approval, amending the Company's 2001 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,250,000 to 3,000,000. The Board submits that resolution, for approval by the stockholders.

        The Company's 2001 Employee Incentive Stock Option Plan (the "2001 Plan") was adopted by order of the U.S. Bankruptcy Court as part of the Company's Chapter 11 reorganization plan. The 2001 Plan provides for the granting of 2,250,000 shares. The Bankruptcy Court directed that 1,500,000 of these shares would be granted immediately upon the Company's emergence from bankruptcy to the Company's employees who had remained in service during the Company's reorganization, many of whom held old options that were cancelled under the reorganization plan. Of these initial grants of 1,500,000 shares, 500,000 have been made in the form of restricted stock that has vested over the two years since the Company's emergence from Chapter 11.

        The 2001 Plan also included 750,000 shares of the Company's common stock reserved for issuance on the exercise of options to be granted from time to time to officers, key employees, directors and consultants of the Company. The proposed amendment to the 2001 Plan, approved by the Board of Directors on December 11, 2003, would increase the number of shares reserved for issuance under the 2001 Plan by 750,000, and is subject to approval by the stockholders of the Company. The 2001 Plan permits the award of both Non-Qualified and Incentive Stock Options. None of the proposed additional shares has been allocated for granting to any person at this time.

        The purpose of the 2001 Plan is to attract and retain executives and certain other employees and to secure for the Company the benefits of the incentive inherent in equity ownership by employees and others who are responsible for the continuing growth and success of the Company. The Company believes that equity-based compensation arrangements such as stock options enhance the Company's ability to attract and retain key technical, engineering and management personnel who can make significant contributions to its future success.

        The Company has considered prevailing compensation practices in the industry in which it competes for these people and, particularly, compensation and benefits being offered by companies engaged in recruitment efforts affecting both the Company's personnel and those employment candidates whom the company itself, may, from time-to-time, seek to recruit. On the basis of these considerations, the Company believes that stock options are important compensation elements, particularly during periods, such as those recently experienced, when there is increased competition for attracting and retaining key technical, management and scientific resources. Moreover, this form of compensation closely aligns employees' interests in the Company's success and growth with similar interests of the Company's stockholders.

        As of the date of this proxy statement, in addition to the 500,000 shares of restricted stock granted on the exit from Chapter 11, options have been granted under the 2001 Plan to purchase 1,679,897 shares of common stock. No options have been exercised, and therefore 1,679,897 shares are currently reserved for issuance upon exercise of outstanding options. A total of 70,103 shares are reserved for future grants.

        The following description summarizes certain provisions of the 2001 Plan. The complete text of the 2001 Plan, including the proposed amendment, has been filed as Appendix B to the Company's Schedule 14A filed with the Securities and Exchange Commission in connection with this Proxy Statement. It may be viewed at www.sec.gov and is available from the Company on request.

Administration

        The 2001 Plan is administered by the Board of Directors, or a committee of the Board (the "Committee"). The Board or Committee, in its sole discretion, determines the directors, officers, key employees and consultants to whom options are to be granted, the type of stock options to be granted, the number of shares to be optioned, the time of exercise and other terms and provisions of each option. The Board is to be empowered to interpret the 2001 Plan, prescribe, amend and rescind the rules and regulations relating to the Plan, amend the Plan, subject to certain limitations, and make all other determinations necessary or advisable for the administration of the 2001 Plan.

Option Terms

        The exercise price for shares covered by an incentive stock option must be at least 100% of the fair market value of the shares on the date the option is granted (or 110% of the fair market value if, at the time the option is granted, the optionee owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company) as determined by the Board or the Committee. The exercise price for shares to be covered by a non-qualified stock option must be at least 95% of the fair market value of the shares on the date the option is granted, as determined by the Board or the Committee.

        The price of any shares purchased on exercise of an option must be paid in full at the time of the purchase. Payment for any number of shares purchased upon exercise of options granted under the 2001 Plan must be made in cash, or the Committee may permit the optionee to pay by delivering to the Company previously owned shares of the common stock of the Company having a fair market value equal to the exercise price of the option shares. The Board or the Committee determines when and for what periods options may be exercised provided that no option may be exercisable after ten years from the date of grant. In the event of dissolution of the Company, or a merger or consolidation where the Company is not the surviving corporation and the surviving corporation does not agree to exchange its options for options granted under the 2001 Plan, all options granted under the 2001 Plan will terminate, but an optionee will have the right to exercise any then outstanding option immediately prior to such dissolution, merger or consolidation without regard to restrictions on time of exercise, except expiration of the option period.

Stock Subject to Plan

        If the amendment to the 2001 Plan is approved by the stockholders, the total number of shares of common stock awarded under the 2001 Plan shall not exceed 3,000,000, 500,000 of which have been issued in the form of restricted stock. The remaining 2,500,000 shares subject to outstanding options and available for future grants represent 36.1% of the total currently outstanding shares of the Company's common stock. The number of option shares and exercise prices will be adjusted proportionally in the event of a recapitalization, stock split, stock dividend or the like.

Eligibility

        Incentive stock options may be granted only to employees of the Company. Non-qualified stock options may be granted to employees, directors and consultants of the Company.

Termination of Options

        Unless otherwise provided in the applicable option agreement, if an optionee's employment is terminated for any reason other than death or disability, the options may be exercised at any time within 90 days after the date of termination, but not beyond the period such options are exercisable. If an optionee dies while in the employ of the Company, the optionee's estate may exercise the options within 18 months from the date of death, but not beyond the option period. If the optionee's employment is terminated due to disability, the optionee may exercise the options that had vested on the date of termination for a period of twelve months following the termination.

        Options are not affected by authorized leaves of absence or by a change of employment so long as the optionee continues to be a director, officer, employee or consultant of the Company. In no case may an option be exercised more than ten years after it is granted. Options granted under the 2001 Plan are not transferable except to the executor or administrators of the optionee's duly appointed and acting guardian or conservator and are exercisable during the optionee's lifetime only by the optionee or by such guardian or conservator for the benefit of the optionee.

Suspension, Modification and Termination

        The 2001 Plan may at any time, or from time to time, be terminated, suspended, modified, or amended by the Board. No amendment, suspension or termination of the 2001 Plan shall, without the consent of the optionee, alter or impair any rights or obligations under any options granted under the 2001 Plan, except as may be occasioned by the dissolution, or upon the merger or consolidation of the Company where the company is not the surviving corporation and the surviving corporation does not agree to exchange its options for options granted under the 2001 Plan. In addition, if the Company cannot reasonably comply with the applicable laws and regulations to issue stock upon the exercise of outstanding awards under the 2001 Plan, the Company will be relieved of any responsibility to issue the stock until it obtains the legal and regulatory authority to do so.

Tax Consequences of Incentive Stock Options

        An optionee who exercises an incentive stock option, both at the time of the initial grant of the option and the time of its exercise will, except as provided in the next sentence, recognize no income for federal income tax purposes. The difference between the fair market value of the stock on the date of exercise and the exercise price paid will be included in the employee's income for alternative minimum tax purposes. The company will generally not be entitled to a tax deduction for compensation expense as a result of the exercise of an incentive stock option, except upon a disqualifying disposition as described below. If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, all gain or loss will be recognized at long-term capital gains rates at the time of the disposition of the stock. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, a disqualifying disposition occurs. At the time of the disqualifying disposition, the optionee will recognize ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the optionee's actual gain, if any, resulting from the purchase and sale. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the satisfaction of any tax reporting obligation) to a corresponding business expense deduction in the tax year that includes the December 31 of the year the optionee recognizes taxable income.

Tax Consequences of Non-Qualified Stock Options

        There will be no federal income tax consequences to an optionee upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified option, the optionee will recognize taxable income in an amount equal to the fair market value of the stock on the date of exercise less the exercise price paid, and the Company will be allowed, subject to the satisfaction of applicable tax reporting obligations, a corresponding tax deduction for compensation expense in an amount equal to the taxable income recognized by the optionee. Upon the subsequent sale of shares acquired upon the exercise of a non-qualified stock option, the optionee generally will recognize gain or loss in an amount equal to the difference between the amount realized upon sale and the fair market value of such shares on the date of exercise.

The Board of Directors of the Company recommends a vote FOR this proposal.

PROPOSAL NO. 3

SELECTION OF AUDITORS

        The Board of Directors of the Company has appointed BDO Seidman, LLP, independent certified public accountants, as auditors of the Company for the year ending October 2, 2004, and has further directed that management submit the selection of auditors for ratification by the stockholders at the Annual Meeting. BDO Seidman, LLP started with the Company in its second fiscal quarter of 2003. This firm will have representatives at the Annual Meeting who will be available to respond to appropriate questions.

Vote Required

        Affirmative votes constituting a majority of the votes eligible to be cast by the common stock present in person or represented by proxy at the Annual Meeting will be required to approve the ratification of BDO Seidman LLP as the Company's independent accountants for the fiscal year ending October 2, 2004.

        The Board of Directors of the Company recommends that the stockholders vote FOR the ratification of BDO Seidman LLP as the Company's independent accountants for the fiscal year ending October 2, 2004.

STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at a forthcoming stockholders' meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at the 2004 Annual Meeting of Stockholders of the Company must be received at the Company's offices on or before September 1, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting.

OTHER MATTERS

        The Company knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly presented for action, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxyholders intend to vote the Shares represented by the Proxies on such matters in accordance with the recommendations of the Board of Directors, and the authority to do so is included in the Proxy.

APPENDIX A

INNOVATIVE MICRO TECHNOLOGY, INC.

AUDIT COMMITTEE CHARTER

January 15, 2004

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the adequacy of the Company's financial systems and the professional qualifications and integrity of its financial management (2) the integrity of the financial statements of the Company, (3) the compliance by the Company with legal and regulatory requirements and (4) the independence and performance of the Company's independent auditors.

        The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

        The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        The Audit Committee shall make regular reports to the Board.

        The Audit Committee shall:

  1.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  2.
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  3.
  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  4.
  Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

  5.
  Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  6.
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

  7.
  Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  8.
  Approve the fees to be paid to the independent auditor.

  9.
  Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the Board take appropriate action to oversee the independence of the auditor.

  10.
  Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

A-1

  11.
  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  12.
  Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  13.
  Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of conduct.

  14.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  15.
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

  a.
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  b.
  Any changes required in the planned scope of the audit.

  16.
  Supervise preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  17.
  Advise the Board from time to time with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct.

  18.
  Meet with the Company's legal counsel to review legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  19.
  Meet at least annually with the Chief Financial Officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's code of conduct.

A-2

Appendix B

2001 Stock Incentive Plan

        The copy of the 2001 Stock Incentive Plan attached hereto has been marked to show the changes that would result from the approval of Proposal No. 2. Additional text is shown in bold underlined characters, and deleted text is shown in ~~strikeout characters~~.

Innovative Micro Technology, Inc.

2001 STOCK INCENTIVE PLAN

Termination Date: November 16, 2011

1.     PURPOSE OF THE PLAN.

        The purpose of this 2001 Stock Incentive Plan (the "Plan") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of Innovative Micro Technology, Inc. (the "Company") or its affiliates in order to assist the Company and its affiliates in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

2.     DEFINITIONS

        (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)   "Bankruptcy Plan" means the Debtor's Plan of Bankruptcy under Chapter 11 of the Bankruptcy Code dated as of July 6, 2001 and filed with the Bankruptcy Court for the Central District of California on September 24, 2001, as such Plan may be modified from time to time.

        (c)   "Board" means the Board of Directors of the Company.

        (d)   "Cause," with respect to any Participant, means (except as otherwise provided in the applicable Stock Award Agreement or an applicable written employment contract executed by an authorized officer of the Company and such Participant) such Participant's (i) conviction of any felony or any crime involving moral turpitude or dishonesty, (ii) participation in a fraud or act of dishonesty against the Company, (iii) conduct that, based upon a good faith and reasonable factual investigation and determination by the Company, demonstrates such Participant's gross unfitness to serve, (iv) failure, based upon a good faith and reasonable factual determination by the Company, to meet the minimum performance requirements of his or her position as established by the Company, or (v) intentional, material violation of any contract between the Company and such Participant or any statutory duty of such Participant to the Company that such Participant does not correct within thirty (30) days after written notice to such Participant thereof. A Participant's physical or mental disability shall not constitute "Cause."

        (e)   "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

        (g)   "Common Stock" means the Class A Common Stock, par value $.0001 per share, of the Company.

        (h)   "Company" means Innovative Micro Technology, Inc., a Delaware corporation.

        (i)    "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

        (j)    "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's

Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (k)   "Corporate Transaction" means after the Effective Date, (i) a sale of all or substantially all of the assets of the Company (in one or a series of transactions), (ii) a transaction or a series of transactions whereby fifty percent (50%) of the issued and outstanding shares of Common Stock (prior to any dilution for unvested shares of Restricted Stock or unexercised Options) are held by a Person (including such Person's affiliates), excluding that percent of the issued and outstanding shares of Common Stock held by such Person as of the Effective Date, unless such Person acquires additional shares of Common Stock after the Effective Date and such shares of Common Stock, when combined with the shares of Common Stock held by such Person as of the Effective Date, aggregate more than 49.9% of the issued and outstanding shares of Common Stock (prior to any dilution for unexercised Options, or (iii) a transaction or series of transactions whereby fifty-one percent (51%) of the issued and outstanding shares of Common Stock vote to sell the equity interests in or merge the Company and such sale or merger results in Persons holding fifty percent (50%) or more of the Common Stock that are other than the Persons holding fifty percent (50%) or more of the Common Stock immediately prior to such sale or merger.

        (l)    "Covered Employee" means the chief executive officer, or an individual acting in such capacity, and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (m)  "Director" means a member of the Board of Directors of the Company.

        (n)   "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (o)   "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (q)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

    (i)
    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

    (ii)
    In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (r)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (s)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for s rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (t)    "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (u)
  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (v)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (w)  "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (x)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (y)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (z)   "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (aa) "Plan" means this Innovative Micro Technology, Inc. 2001 Stock Incentive Plan.

        (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (cc) "Securities Act" means the Securities Act of 1933, as amended.

        (dd) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

        (ee) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)  "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

    (i)
    To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

    (ii)
    To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

    (iii)
    To amend the Plan or a Stock Award as provided in Section 14.

    (iv)
    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c)    Delegation to Committee.

    (i)
    General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

    (ii)
    Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)   Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     AVAILABLE AWARDS.

        (a)    Common Stock and Derivative Security Awards.    Awards authorized under the Plan shall consist of any type of arrangement with a Participant that is not inconsistent with the provisions of the Plan and that, by its terms, include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

        (b)    Consideration.    Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Board, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness.

        (c)    Guidelines.    The Board may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

5.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate ~~2,250,000~~ 3,000,000 shares of Common Stock.

        (b)    Reversion of Shares to the Share Reserve.    If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

        (c)    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

6.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)    Section 162(m) Limitation.    Subject to the provisions of Section 12 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million (1,000,000) shares of Common Stock during any calendar year.

        (d)    Consultants.

    (i)
    A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

    (ii)
    Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

        (e)    Suspension or Termination of Awards.    If the Company believes that a Participant has committed an act of misconduct as described in the next sentence, the Company may suspend the Participant's rights under any then outstanding Award pending a determination by the Board. If the Board determines that a Participant has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Participant nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board shall act fairly and shall give the Participant a reasonable opportunity to appear and present evidence on his or her behalf to the Board.

7.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of subsection 6(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)    Exercise Price of an Incentive Stock Option.    Subject to the provisions of subsection 6(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)    Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than ninety-five percent (95%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d)    Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (e)    Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 7(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

        (g)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date ninety (90) days following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement; provided however, that if the Participant is terminated for reasons other than Cause and the Participant, upon such termination is entitled under an employment contract to be automatically vested in any benefit program, the Participant can exercise the Option (and any related warrants). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (h)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of ninety (90) days after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (i)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (j)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (k)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

        (l)    Re-Load Options.

    (i)
    Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

    (ii)
    Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option;

      and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

    (iii)
    Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 9(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 5(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 6(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

8.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)    Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

    (i)
    Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

    (ii)
    Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

    (iii)
    Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

    (iv)
    Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

        (b)    Restricted Stock Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

    (i)
    Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated, provided that the purchase price of any Restricted Stock established in the Bankruptcy Plan shall be conclusively deemed to comply with this paragraph.

    (ii)
    Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

    (iii)
    Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

    (iv)
    Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

    (v)
    Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

9.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep reserved and available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.   USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

11.   MISCELLANEOUS.

        (a)    Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c)    No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (f)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

        (g)    Cancellation and Re-Grant of Options.

    (i)
    Authority to Reprice. The Board shall have the authority to effect, at any time and from time to time, (1) the repricing of any outstanding Options under the Plan and/or (2) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock. The exercise price per share of Common Stock shall be not less than that specified under the Plan for newly granted Stock Awards. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

    (ii)
    Effect of Repricing under Section 162(m) of the Code. Shares of Common Stock subject to an Option which is amended or canceled in order to set a lower exercise price per share of Common Stock shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c). The repricing of an Option under this subsection 10(g) resulting in a reduction of the exercise price shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c). The provisions of this subsection 11(g)(ii) shall be applicable only to the extent required by Section 162(m) of the Code.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

        If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 5(a) and the maximum number of securities subject to award to any person pursuant to subsection 6(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

13.   CORPORATE TRANSACTIONS.

        (a)   Except as otherwise provided for in the Optionee's Option Agreement, in the event of a Corporate Transaction, the Company and the successor corporation may agree:

    (i)
    to terminate the Plan and cancel all outstanding Options and unvested shares of Restricted Stock; provided, however, subject to Subsection (b) below, the Company shall vest the Optionees in their outstanding Options and unvested Shares and shall give the Optionees 20 days to exercise their outstanding Options before they are cancelled;

    (ii)
    that the successor corporation or its parent will assume the Plan and all outstanding Options and unvested shares of Restricted Stock;

    (iii)
    to terminate the Plan and cancel all outstanding Options and unvested shares of Restricted Stock and replace such Options and unvested shares of Restricted Stock with comparable options and unvested shares in the successor corporation or parent thereof (the determination of comparability shall be made by the Administrator, and its determination shall be final, binding, and conclusive); or

    (iv)
    to terminate the Plan and cancel all outstanding Options and unvested shares of Restricted Stock and deliver to the Optionee in lieu thereof, (i) the difference between the Fair Market Value of a share of Common Stock on the date of the Corporate Transaction and the Exercise Price of the Optionee's Option, multiplied by the number of shares to which the Option relates, and (ii) cash equal to the Fair Market Value of a share of Common Stock on the date of the Corporate Transaction multiplied by the number of unvested Shares on such date.

        (b)   The acceleration of vesting of Options or unvested shares of Restricted Stock provided for in subsection (a) above shall be subject to any limitations in any Change in Control Agreement between the holder and the Company.

14.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a)    Amendment of Plan.    Subject to the Bankruptcy Plan, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. With respect to Stock Awards issued prior to any such Plan amendment and still outstanding at any time thereafter, except as provided in subsection 14(d) below, such amendments shall apply to such Stock Awards.

        (b)    Stockholder Approval.    The Board may, in its sole discretion, subject to the Bankruptcy Plan, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)    No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        (e)    Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

15.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

16.   EFFECTIVE DATE OF PLAN.

        The Plan is effective on the "Effective Date" as defined in the Bankruptcy Plan, as such Plan may be modified from time to time, subject to the approval by the affirmative votes of the holders of a majority of the securities of the Company entitled to vote.

17.   FORM S-8 REGISTRATION STATEMENT.

        The Company intends to file a Registration Statement on Form S-8, or such other form as counsel for the Company determines appropriate, to register the issuance of shares by the Company upon the exercise of any options granted pursuant to the Plan. Prior to the filing and effectiveness of the Registration Statement, any shares issued upon the exercise of options granted pursuant to the Plan to U.S. resident shareholders will be issued pursuant to Section 4(2) of the Securities Act of 1933 and will be subject to appropriate restrictions on transfer. Any shares issued upon the exercise of options granted pursuant to the Plan to persons who are not U.S. Persons, as defined in Regulation S promulgated pursuant to the Securities Act of 1933, shall be issued in reliance of Regulation S and subject to the conditions of Regulation S including the agreement of the Participants not to resell the shares to a U.S. Person or for the account or benefit of a U.S. Person until expiry of the distribution compliance period.

18.   GOVERNING LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

INNOVATIVE MICRO TECHNOLOGY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned, a stockholder of INNOVATIVE MICRO TECHNOLOGY, INC., a Delaware corporation (the "Company"), hereby appoints John S. Foster and Peter T. Altavilla, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of the stockholders of the Company, to be held on February 27, 2004 at 1:00 p.m., and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

☒	Please mark your votes as in this example using dark ink only.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES BELOW AND "FOR" EACH OF THE PROPOSALS. This proxy, when properly signed, will be voted in the manner directed herein. If no direction is made on any proposal, this proxy will be voted "FOR" that proposal. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting, notice of which is received by the company after January 19, 2004. This proxy shall be voted in accordance with the recommendations of the board of directors with respect to such other matters

Proposal No. 1 Election Of Directors
☐	FOR all nominees listed below (except as indicated to the contrary)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.
(Instructions:	If you wish to vote for some, but not all, of the nominees, line through or otherwise strike out the name of the person you are not voting for where it appears below.)

Daniel E. Armel            Scott Avila            Dr. William Howard

		FOR	AGAINST	ABSTAIN
Proposal No. 2	Approval of the amendment to the 2001 Stock Incentive Plan	☐	☐	☐
Proposal No. 3	Ratification of the appointment of BDO Seidman, LLP as independent auditor of the Company.	☐	☐	☐

Signature (Title, if any)	Signature if held jointly	Date

Please sign exactly as name appears on the certificates representing shares to be voted by the proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

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INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
IDENTIFICATION OF BOARD OF DIRECTORS
IDENTIFICATION OF EXECUTIVE OFFICERS
EXECUTIVE OFFICER COMPENSATION
OPTIONS GRANTS IN FISCAL 2003
AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF COMPENSATION COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL NO. 2 APPROVAL TO AMEND THE COMPANY'S 2001 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 2,250,000 to 3,000,000
PROPOSAL NO. 3 SELECTION OF AUDITORS
STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING
OTHER MATTERS
APPENDIX A INNOVATIVE MICRO TECHNOLOGY, INC. AUDIT COMMITTEE CHARTER January 15, 2004
Appendix B 2001 Stock Incentive Plan
Innovative Micro Technology, Inc. 2001 STOCK INCENTIVE PLAN
INNOVATIVE MICRO TECHNOLOGY, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS